When recorded, return to:    RECORD IN DEED OF TRUST RECORDS
    TRAVIS COUNTY, TEXAS
Matthew H. Swerdlow
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201-2533

NOTICE OF CONFIDENTIALITY RIGHTS; IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
THIRD MODIFICATION AGREEMENT
This Third Modification Agreement (this “Agreement”) is dated effective as of April 23, 2019, between COMERICA BANK (“Lender”), SANTAL I, L.L.C., a Texas limited liability company, formerly known as Barton Creek Tecoma I, L.L.C., a Texas limited liability company (“Borrower”), and STRATUS PROPERTIES INC., a Delaware corporation (“Guarantor”).
R E C I T A L S:
A.     The following documents were previously executed and delivered by Borrower and/or Guarantor to Lender, relating to a loan (the “Original Loan”) in the original principal sum of $34,148,000.00, each dated January 8, 2015:

i.that certain Construction Loan Agreement (the “Original Loan Agreement”);
ii.that certain Installment Note, payable to the order of Lender in the original principal sum of $34,148,000.00 (the “Original Note”);
iii.that certain Deed of Trust, Security Agreement and Fixture Filing, recorded under Clerk’s File No. 2015003943 of the Real Property Records of Travis County, Texas (the “Deed of Trust”);
iv.that certain Assignment of Rents and Leases, recorded under Clerk’s File No. 2015003944 of the Real Property Records of Travis County, Texas (the “Assignment of Rents and Leases”);
v.that certain Environmental Indemnity Agreement (the “Environmental Indemnity Agreement”);
vi.that certain Guaranty (the “Original Guaranty”);

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vii.that certain Collateral Assignment of Contracts and Plans and Other Agreements Affecting Real Estate (the “Phase I Collateral Assignment of Contracts and Plans”); and
viii.that certain Assignment and Subordination of Development Agreement executed by Borrower, Lender and Tecoma Development, L.L.C., a Texas limited liability company (the “Phase I Assignment and Subordination of Development Agreement”).
The instruments described above, together with the Modification Agreement (defined below), and all other documents evidencing, securing or otherwise executed in connection with the Original Loan, including, but not limited to, the Modification Agreement (defined below), being herein collectively called the “Original Loan Documents”.
B.    The Original Loan Documents were previously modified by that certain Modification Agreement dated April 18, 2017, and executed by Borrower, Guarantor and Lender (the “Modification Agreement”).
C.    The Original Loan Documents were further previously modified and/or amended and restated by the following documents, each dated as of September 11, 2017 and each executed by Borrower and/or Guarantor (as applicable):

i.	that certain Amended and Restated Construction Loan Agreement, as a complete amendment and restatement of, and in substitution of, the Original Loan Agreement (the “Loan Agreement”);

ii.
that certain Amended and Restated Installment Note, payable to the order of Lender in the original principal sum of $32,790,000.00, as a complete amendment and restatement of, and in substitution of, the Original Note (the “Phase I Note”);

iii.	that certain Installment Note, payable to the order of Lender in the original principal sum of $26,400,000.00 (the “Phase II Note”, together with the Phase I Note, collectively, the “Note”);

iv.	that certain Collateral Assignment of Contracts and Plans and Other Agreements Affecting Real Estate (the “Phase II Collateral Assignment of Contracts and Plans”);

v.
that certain Assignment and Subordination of Development Agreement executed by Borrower, Lender and Tecoma Development, L.L.C., a Texas limited liability company (the “Phase II Assignment and Subordination of Development Agreement”);

vi.	that certain Amended and Restated Guaranty, as a complete amendment and restatement of, and in substitution of, the Original Guaranty (the “Guaranty”); and

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vii.	that certain Second Modification Agreement (the “Second Modification Agreement”.
The Loan Agreement, Note, the Guaranty, Phase II Collateral Assignment of Contracts and Plans, the Phase II Assignment and Subordination of Development Agreement, the Deed of Trust, the Environmental Indemnity Agreement, the Assignment of Rents and Leases, the Phase I Collateral Assignment of Contracts and Plans, the Phase I Assignment and Subordination of Development Agreement, the Second Modification Agreement, and all other documentation evidencing, securing or otherwise in connection with the Loan evidenced by the Note being herein collectively called the “Loan Documents”.
C.    Borrower and Guarantor have requested that Lender amend the Guaranty (as defined below), and Lender is willing to do so on the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein shall have the meaning assigned to such terms in the Loan Agreement.
2.    Modification of Guaranty. Section 6.1 of the Guaranty is hereby amended and restated in its entirety and replaced with the following:
6.1    Financial Covenants. Maintain compliance with the following financial covenants on a consolidated basis:
(a)    Maintain a Net Asset Value at all times of not less than $125,000,000.00.
(b)    Maintain a Debt-to-Gross Asset Value at all times of not more than 50%.

(c)	As used herein, the following capitalized terms shall have the meanings ascribed thereto:
(1)    “Net Asset Value” means with respect to a Person, the (i) Gross Asset Value of such Person minus (ii) the book value of such Person’s tangible liabilities determined according to GAAP, except (y) proforma adjustments shall be made to reflect any assets with estimated market values representing more than 10% of the latest Net Asset Value disposed of prior to the date of the certification, and (z) tangible liabilities shall exclude any tangible liabilities representing more than 10% of the latest Net Asset Value paid or otherwise extinguished prior to the date of the certification.
(2)    “Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

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(3)    “Debt” shall mean, as of any applicable date of determination thereof, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP. In the case of Borrowers, the term “Debt” shall include, without limitation, the Indebtedness.
(4)    “Gross Asset Value” shall mean the estimated market value of assets of a Person and shall be calculated in accordance with standards set forth in the “Cautionary Statement and Regulation G Disclosure” section of Stratus’s Investor Presentation dated April 16, 2018 (which is attached as Exhibit G to that certain Loan Agreement dated June 29, 2018, by and between Bank and the Stratus Borrowers) except that asset values shall reflect current annual appraised (such appraisals to be conducted in accordance with Uniform Standards of Professional Appraisal Practice) or estimated market value (as verified by Lender in Lender’s reasonable discretion) as of year-end.
(5)    “Debt-to-Gross Asset Value” shall mean, with respect to any Person, and as of any applicable date of determination thereof, (a) the total outstanding principal amount of notes payable of such Person (calculated as shown in the most recent version of Stratus’s Investor Presentation (the most recent version of which is dated April 16, 2018 and was previously provided to Lender), or if such calculation is not available, a calculation acceptable to Lender, divided by (b) the Gross Asset Value of such Person.
The covenants in this Section 6.1 shall be (i) computed on a consolidated basis, (ii) tested at the end of each calendar year, (iii) and certified to in the Compliance Certificate required to be delivered to Lender pursuant to Section 6.2(h) below.

3.    Ratification. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Loan Documents shall in no way adversely affect the security of the Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain are valid, subsisting, unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Loan. Borrower acknowledges that there are no offsets, claims or defenses to its obligations under the Loan Documents.
4.    Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the laws of the state of its organizations and is duly qualified to do business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan

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agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.
5.    Past Acceptance. Lender acknowledges that Lender and its agents in the past may have accepted, without exercising the remedies to which Lender was entitled, payments and performance by Borrower that constituted Events of Default under the Loan Documents. Borrower acknowledges that no such acceptance or grace granted by Lender or its agents in the past, or Lender’s agreement to the modifications evidenced hereby, has in any manner diminished Lender’s right in the future to insist that Borrower strictly comply with the terms of the Loan Documents, as modified by the terms hereof.
6.    Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.
7.    Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, subject to the applicable notice and/or cure periods provided in the Loan Agreement, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.
8.    Waiver. Borrower acknowledges that the execution of this Agreement by Lender is not intended nor shall it be construed as (i) an actual or implied waiver of any Event of Default under the Loan Documents or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Loan Documents.
9.    Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.
10.    Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

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11.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.
12.    Recordation; Endorsement of Title Insurance. As an accommodation to Borrower, Lender has agreed to waive the requirement for recordation of this Agreement and issuance of an endorsement to Lender’s Title Insurance. At Lender’s request, Borrower shall, at its sole cost and expense, or Lender may, at Borrower’s sole cost and expense, arrange for recordation of this Agreement and obtain and deliver to Lender an endorsement to Lender’s Title Insurance insuring the lien of the Deed of Trust as modified hereby, and otherwise in form and content acceptable to Lender.
13.    Release. Borrower and Guarantor release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Loan Documents, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury. THE FOREGOING RELEASE INCLUDES ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES ARISING AS A RESULT OF THE NEGLIGENCE AND/OR THE STRICT LIABILITY OF ONE OR MORE OF THE RELEASED PARTIES.
14.    Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.
15.    Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.
16.    SECTION 9.12 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE AS IF SUCH PROVISION WERE INCLUDED HEREIN.
17.    Miscellaneous. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof. In the event any action or suit is brought by reason of any breach of this Agreement or any other dispute between the parties concerning this Agreement, then the prevailing party shall be entitled to have and recover from the other party all costs and expenses of suit, including reasonable attorneys' fees. This Agreement shall be governed by and construed and enforced in

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accordance with the laws of the State of Texas. This Agreement is to be deemed to have been prepared jointly by the parties hereto, and if any inconsistencies or ambiguities exist herein, they shall not be interpreted or construed against either party as the drafter. The parties shall take such actions and execute such documents as each may reasonably request, to carry out the purposes of this Agreement. All paragraph headings are inserted for convenience only and shall not be used in any way to modify, limit, construe or otherwise affect this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Each party represents and warrants to the other party that it is duly authorized to execute this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.
18.    Notice and Agreement. Borrower, Guarantor and Lender take notice of and agree to the following:
(a)    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.
(b)    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.
(c)    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[END OF TEXT - SIGNATURE PAGES FOLLOW]

017104.000785 21188205.2

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.
BORROWER:
SANTAL I, L.L.C.,
a Texas limited liability company,
formerly known as Barton Creek Tecoma I, L.L.C., a Texas limited liability company

By:	STRS L.L.C.,
a Delaware limited liability company, Manager

By:	Stratus Properties Inc.,
a Delaware corporation,
Sole Member

By:    /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS        §
This instrument was acknowledged before me on April 23, 2019 by Erin D. Pickens, Senior Vice President of Stratus Properties Inc, a Delaware corporation, on behalf of said corporation in its capacity as the sole member of STRS L.L.C., a Delaware limited liability company, on behalf of said limited liability company in its capacity as the manager of Santal I, L.L.C., a Texas limited liability company, formerly known as Barton Creek Tecoma I, L.L.C., a Texas limited liability company, on behalf of said limited liability company.
[S E A L]    /s/ Brooke E. Browning
----------------------------------------
Notary Public ‑ State of Texas

My Commission Expires:        Brooke E. Browning
7-1-22        ----------------------------------------
----------------------------------------        Printed Name of Notary Public

[SIGNATURE PAGE TO THIRD MODIFICATION AGREEMENT]

GUARANTOR:

STRATUS PROPERTIES INC.,
a Delaware corporation

By:	/s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS        §
This instrument was acknowledged before me on April 23, 2019, by Erin D. Pickens, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.
[S E A L]    /s/ Brooke E. Browning
----------------------------------------
Notary Public ‑ State of Texas

My Commission Expires:        Brooke E. Browning
7-1-22        ----------------------------------------
----------------------------------------        Printed Name of Notary Public

[SIGNATURE PAGE TO THIRD MODIFICATION AGREEMENT]

LENDER:
COMERICA BANK

By:	/s/ Elaine Houston
----------------------------------------

Elaine Houston, Assistant Vice President
STATE OF TEXAS        §
                §
COUNTY OF TRAVIS        §
This instrument was acknowledged before me on April 23, 2019, by Elaine Houston, Assistant Vice President of COMERICA BANK, on behalf of said bank.
[S E A L]    /s/ Sarah Hanes
----------------------------------------
Notary Public ‑ State of Texas

My Commission Expires:        Sarah Hanes
7-24-19        ----------------------------------------
----------------------------------------        Printed Name of Notary Public

[SIGNATURE PAGE TO THIRD MODIFICATION AGREEMENT]